TRI-CONTINTENTAL CORPORATION

To the Stockholders:

Tri-Continental Corporation's portfolio experienced a total return of 1.83% based on net asset value, and 2.19% based on market price in the first quarter. These returns were better than those of other similar funds, but were not as good as the Standard &Poor's 500 Composite Stock Price Index (S&P 500). The Lipper Closed-End Growth and Income Funds Average was up 0.87% and the S&P500 was up 2.68%. Additional information on Tri-Continental's investment results appears on page 4.

    In the first quarter of 1997, the economy continued its expansion, supported by strong retail and housing-related consumer spending. Industrial production also strengthened, as new orders increased and inventories dwindled. Moreover, employment levels and personal incomes continued to rise. Despite all these signs of economic growth, both consumer price and producer price indices did not indicate a significant increase in inflationary pressures. Nonetheless, on March 25, the Federal Reserve Board increased the federal funds rate -- the interest rate charged for interbank loans -- from 5.25% to 5.50%, due to concerns that strong consumer demand could be enough to produce higher inflation in the near future.

    In the financial markets, the latter half of the first quarter brought renewed doubts as to whether current levels of economic growth could be sustained. Though large-company indices posted outstanding increases in January and February, the trend reversed in March in conjunction with the Fed's action. The immediate impact of the fed funds rate increase was a correction in the equity markets, which closed the quarter on a down note.

    Looking ahead, even though the Fed's action may increase near-term uncertainty in the financial markets, we believe that the long-term trends of economic growth and price stability that propelled the equity markets for the last two years are still in place. The domestic economy has proven its ability to stay on track, and the Fed's decision to raise short-term interest rates was meant to increase long-term price stability. These trends lay the foundation for soundly valued markets that can sustain long-term increases in equity prices based on continued corporate profitability.

    Tri-Continental Corporation's Annual Meeting will be held on Thursday, May 15, 1997, at 10:00 a.m. in the Harborview Ballroom at the World Trade Center Boston, 164 Northern Avenue, Boston, MA 02210. We encourage those Stockholders who are able to attend to do so.

    On a final note, we have regretfully accepted Fred E. Brown's decision to formally retire from your Corporation's Board of Directors. Mr. Brown has been elected Director Emeritus of the Board, and Tri-Continental Corporation will still be able to benefit from his invaluable advice and counsel. Mr. Brown, who was Chairman and CEO of J. & W. Seligman & Co. from 1965 to 1988, and Chairman of the Board of your Corporation from 1968 to 1988, has served with unparalleled dedication for nearly 60 years.

    A discussion with your Portfolio Managers and the Corporation's portfolio of investments follow this letter.

    We thank you for your continued interest in Tri-Continental Corporation, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,


/s/ William C. Morris
----------------------------
    William C. Morris
      Chairman
                                                    /s/ Brian T. Zino
                                                        ------------------------
                                                        Brian T. Zino
                                                           President
May 2, 1997

TRI-CONTINENTAL CORPORATION

INTERVIEW WITH YOUR PORTFOLIO MANAGERS, ODETTE GALLI AND CHARLES C. SMITH, JR.

[PHOTO}

Seligman Growth and Income Team:(from left) Rodney Collins, Margaret Doyle, Jonathan Roth, Odette Galli (Co-Portfolio Manager), (seated)Melanie Ravenell (Administrative Assistant), Charles C. Smith, Jr. (Co-Portfolio Manager), Amy Fujii.

What were Tri-Continental Corporation's investment results in the first quarter of 1997?

"The Corporation had total returns of 1.83%, based on net asset value, and 2.19%, based on market price. These returns lagged the 2.68% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), but outpaced the 0.87% total return of Tri-Continental's peers, as measured by the Lipper Closed-End Growth and Income Funds Average."


Which economic and market factors affected Tri-Continental Corporation's investment results?

"Investor anticipation of a Federal Reserve Board action drove the equity markets in the first quarter, bringing first a rise in the valuations of larger-capitalized issues and then progressive sell-offs. Further, suggestions by Alan Greenspan, Chairman of the Fed, that the Fed might raise interest rates in conjunction with signs that the economy was strengthening dampened enthusiasm for stocks and bonds. However, the prices of the stocks owned by Tri-Continental were more resilient to the market's late-quarter correction than was the S&P 500."


What was your investment strategy?

"The investment strategy remained consistent. We focused primarily on stock selection, seeking companies whose prices did not reflect their long-term earnings potential. In the quarter, Tri-Continental became more fully invested, though a conservative investment approach was taken due to the market environment. Equity holdings were added to the portfolio on market weakness, in keeping with our discipline of finding stocks trading at the low end of their historical valuation ranges. When evaluating stocks for purchase, companies that had strong earnings growth or restructuring potential were sought. Overall, we believe that our consistent investment strategy is the best long-term way to position Tri-Continental's assets to meet the Corporation's objectives."


Which sectors in the portfolio improved the Corporation's investment results?

"Despite volatility, the Corporation's financial holdings, including banks, savings and loans, and insurance companies, performed well as a group because their earnings outlook remained positive. Additionally, many of these companies continued to repurchase their stock, despite the rising interest rate environment. Strong performers were also found in the portfolio's drug and health care sector, with pharmaceutical stocks leading. Finally, the portfolio's consumer goods and services, publishing, and retail stocks all did very well."

TRI-CONTINTENTAL CORPORATION

Which sectors impaired the Corporation's investment results?

"The telecommunications sector performed poorly due to the increase in competition resulting from ongoing deregulation. We believe, nonetheless, that the telecommunications stocks that the Corporation holds are those that should best withstand the present turbulence in the marketplace. Another area of weakness was the transportation sector. Severe weather in the Midwest increased transportation costs, and Wall Street, therefore, lowered the sector's earnings estimates. Finally, technology stocks underperformed, and the portfolio's holdings in electronics and computer and business services stocks reduced the Corporation's investment results."


What is the outlook?

"After two unusually strong years in the stock market, many large companies' stock prices have reached the high end of their historical valuation ranges. At the same time, the current market environment has penalized companies that have failed to meet earnings expectations. Generally, your Corporation's assets have been invested in companies with average weighted market capitalizations of about $24 billion, well below the average weighted market capitalization of the S&P
500. These companies appear more reasonably valued and we believe they offer greater earnings growth potential over the long term.

    "Despite the difficult market conditions, we remain positive on the long-term fundamentals of the global financial markets. Though additional interest rate increases by the Fed would probably provoke further short-term volatility, we believe that temporary corrections in market valuations provide us with buying opportunities. We also believe the portfolio's sound valuations should help limit downside risk in this challenging environment."

TRI-CONTINENTAL CORPORATION

--------------------------------------------------------------------------------

 INVESTMENT RESULTS PER COMMON SHARE

 TOTAL RETURNS*
 FOR PERIODS ENDED MARCH 31, 1997

                                                    Average Annual
                                 -------------------------------------------------------
                                   Three           One            Five              10
                                  Months          Year            Years            Years
                                 --------         -----           -----            -----

    MARKET PRICE                  2.19%           17.29%          10.60%            9.41%

    NET ASSET VALUE               1.83            15.66           13.78            11.51

    S&P 500**                     2.68            19.82           16.42            13.38

    LIPPER CLOSED-END
      GROWTH &INCOME
      FUNDS AVERAGE**             0.87            15.60           13.56            11.08

 PRICE PER SHARE
                            March 31, 1997                December 31, 1996
                            --------------                -----------------
    MARKET PRICE                $24.50                         $24.125

    NET ASSET VALUE              29.63                          29.28


    DIVIDEND AND CAPITAL GAIN INFORMATION
    FOR THE THREE MONTHS ENDED MARCH 31, 1997

                                                       Capital Gain
                                              -------------------------------
                Dividend Paid+              Realized               Unrealized++
               --------------               ---------              ----------
                    $0.16                     $0.63                   $6.52

           ---------------------------------------------------------
   * These rates of return reflect changes in the market price or the net asset value, as applicable, and assume that all distributions within the period are taken in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
   ** The S&P 500 and the Lipper Closed-End Growth &Income Funds Average are unmanaged benchmarks that assume investment of dividends. The S&P500 does not reflect fees and sales charges, and the Lipper Closed-End Growth &Income Funds Average does not reflect sales charges. Investors may not invest directly in an index or an average.
    +  Preferred Stockholders were paid dividends totaling $0.625 per share.
   ++ Represents the per share amount of net unrealized appreciation of portfolio securities as of March 31, 1997.

--------------------------------------------------------------------------------

TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
January 1 to March 31, 1997

                                                             SHARES
                                                  ----------------------------
                                                                      HOLDINGS
ADDITIONS                                         INCREASE             3/31/97
                                                  ---------          ----------
COMMON STOCKS
Allegheny Teledyne Inc.                            800,000             800,000
CIGNA Corporation                                  150,000             150,000
Dominion Resources, Inc.                           500,000             500,000
Edison International                             1,000,000           1,000,000
GATX Corporation                                   350,000             350,000
ITT Hartford Group, Inc.                           300,000             300,000
James River Corporation
    of Virginia                                    800,000             800,000
Magna International, Inc.
    Class "A"                                      455,000             455,000
PacifiCorp                                       1,000,000           1,000,000
QUALCOMM, Inc.                                     325,000             325,000


                                                      SHARES OR PRIN. AMT.
                                                 ------------------------------
                                                                      HOLDINGS
REDUCTIONS                                        DECREASE             3/31/97
                                                 ----------          ----------
COMMON STOCKS
Cooper Industries, Inc.                            600,000 shs.             --
Electronic Data Systems
    Corporation                                    450,000                  --
Entergy Corporation                                500,000                  --
Federal-Mogul Corporation                          500,000                  --
Frontier Corporation                               800,000                  --
Genuine Parts Company                              330,000                  --
PanEnergy Corporation                              450,000                  --
Sonat Inc.                                         400,000                  --
Sysco Corporation                                  500,000                  --

CONVERTIBLE BONDS
MascoTech Inc.,
    41/2%, 12/15/2003                          $15,000,000                  --

Largest portfolio changes are based on cost of purchases and proceeds from sales of securities.

10 LARGEST HOLDINGS
At March 31, 1997
--------------------------------------------------------------------------------
                                                                    VALUE
                                                                    -----
Bank of New York Company, Inc.                                    $36,750,000
PepsiCo, Inc.                                                      35,887,500
American International Group, Inc.                                 35,212,500
General Electric Company                                           34,737,500
AMP Inc.                                                           34,375,000
Exxon Corporation                                                  32,325,000
The Mead Corporation                                               31,800,000
General Re Corporation                                             31,600,000
General Signal Corporation                                         31,300,000
International Flavors & Fragrances Inc.                            30,625,000
--------------------------------------------------------------------------------

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (unaudited)
                                                   Shares              Value
                                                   ------              -----
COMMON STOCKS - 91.5%
AEROSPACE - 2.7%
General Dynamics Corporation                       200,000         $  13,475,000
General Motors Corporation Class "H"               200,000            10,850,000
Lockheed Martin Corporation                        125,000            10,500,000
Raytheon Company                                   500,000            22,562,500
United Technologies Corporation                    300,000            22,575,000
                                                                   -------------
                                                                   $  79,962,500
                                                                   -------------
AUTOMOTIVE AND RELATED - 4.1%
Autoliv (ADRs)                                      70,000           $ 3,001,250
Borg-Warner Automotive, Inc.                       402,300            17,148,037
Echlin Inc.                                        600,000            20,400,000
Ford Motor Company                                 800,000            25,100,000
Harley-Davidson Inc.                               600,000            20,325,000
Magna International, Inc. Class "A"                455,000            22,579,375
Volkswagen AG (ADRs)*                              100,000            11,052,550
                                                                   -------------
                                                                   $ 119,606,212
                                                                   -------------
BASIC MATERIALS - 1.1%
Aluminum Company of America                        200,000         $  13,600,000
Reynolds Metals Company                            300,000            18,600,000
                                                                   -------------
                                                                   $  32,200,000
                                                                   -------------
BUILDING AND
   CONSTRUCTION - 0.6%
Sherwin-Williams Corporation                       600,000         $  16,200,000
                                                                   -------------

CHEMICALS - 3.2%
Bayer AG                                           400,000         $  16,781,712
Dow Chemical Company                               250,000            20,000,000
Hercules, Inc.                                     500,000            21,125,000
Morton International, Inc.                         300,000            12,675,000
Olin Corporation                                   600,000            23,850,000
                                                                   -------------
                                                                   $  94,431,712
                                                                   -------------
COMMUNICATIONS - 4.0%
Alcatel Alsthom Compagnie
    Generale d'Electricite                          65,000           $ 7,831,882
ALLTEL Corporation                                 500,000            16,250,000
GTE Corporation                                    600,000            27,975,000
QUALCOMM, Inc.*                                    325,000            18,342,188
Tele Danmark (ADSs)                                415,000            10,841,875
Telebras (ADRs)                                     23,500             2,431,357
Telecom Italia-Di Risp                           2,526,000             5,370,771
Telecom Italia Mobile-Di Risp                    2,526,000             4,215,036
WorldCom, Inc.*                                  1,050,000            23,034,375
                                                                   -------------
                                                                   $ 116,292,484
                                                                   -------------
COMPUTER AND
   BUSINESS SERVICES - 5.6%
Automatic Data Processing, Inc.                    350,000          $ 14,656,250
Compaq Computer Corporation*                       250,000            19,156,250
Computer Associates International, Inc.            400,000            15,550,000
First Data Corporation                             400,000            13,550,000
Hewlett-Packard Company                            300,000            15,975,000
Ikon Office Solutions Inc.                         400,000            13,400,000
Intel Corporation                                  200,000            27,812,500
Microsoft Corporation*                             300,000            27,506,250
Sun Microsystems, Inc.*                            500,000            14,406,250
                                                                   -------------
                                                                   $ 162,012,500
                                                                   -------------
CONSUMER GOODS
   AND SERVICES - 10.1%
Adidas AG                                          165,960          $ 18,646,634
Allied Domecq plc                                  870,000             6,555,002
B.A.T. Industries plc                            1,440,000            12,256,096
Colgate-Palmolive Company                          300,000            29,887,500
CPC International Inc.                             250,000            20,500,000
Eastman Kodak Company                              300,000            22,762,500
General Mills, Inc.                                200,000            12,425,000
International Flavors & Fragrances Inc.            700,000            30,625,000
Liz Claiborne, Inc.                                400,000            17,450,000
McDonald's Corporation                             500,000            23,625,000
PepsiCo, Inc.                                    1,100,000            35,887,500
Procter & Gamble Company                           200,000            23,000,000
RJR Nabisco Holdings Corporation                   500,000            16,125,000
Sara Lee Corporation                               600,000            24,300,000
                                                                   -------------
                                                                   $ 294,045,232
                                                                   -------------
DIVERSIFIED - 2.8%
AlliedSignal Inc.                                  300,000          $ 21,375,000
Corning, Inc.                                      350,000            15,531,250
Minnesota Mining &
    Manufacturing Company                          300,000            25,350,000
Tenneco, Inc.                                      500,000            19,500,000
                                                                   -------------
                                                                    $ 81,756,250
                                                                   -------------
DRUGS AND HEALTH CARE - 6.9%
Abbott Laboratories                                300,000          $ 16,837,500
American Home Products Corporation                 500,000            30,000,000
Baxter International Inc.                          500,000            21,562,500
Bristol-Myers Squibb Company                       350,000            20,650,000
Guidant Corporation                                275,000            16,912,500
Medtronic, Inc.                                    225,000            14,006,250
Merck & Co., Inc.                                  300,000            25,275,000
Novartis AG*                                         6,800             8,404,706
Pharmacia & Upjohn, Inc.                           250,000             9,156,250
Schering-Plough Corporation                        200,000            14,550,000
Warner-Lambert Company                             250,000            21,625,000
                                                                   -------------
                                                                   $ 198,979,706
                                                                   -------------
ELECTRIC AND
   GAS UTILITIES - 4.6%
Baltimore Gas & Electric Company                   400,000         $  10,700,000
British Gas plc (ADRs)                             115,000             2,990,000

-------------------------
See footnotes on page 8.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (unaudited)(continued)                   March 31, 1997

                                                  Shares               Value
                                                  ------               -----
ELECTRIC AND
   GAS UTILITIES (continued)
Centrica plc*                                    1,150,000          $  1,198,705
Dominion Resources, Inc.                           500,000            18,187,500
Edison International                             1,000,000            22,500,000
Empresa Nacional de
    Electricidad (ADRs)                            132,000             8,563,500
Hong Kong & China Gas
    Company Ltd.                                 4,800,000             9,013,125
Hong Kong & China Gas
    Company Ltd. (Warrants)*                       400,000               180,675
Huaneng Power International,
    Inc. (ADRs)*                                   270,000             6,041,250
PacifiCorp                                       1,000,000            21,375,000
VEBA AG                                            230,000            13,168,385
The Williams Companies, Inc.                       450,000            20,025,000
                                                                   -------------
                                                                   $ 133,943,140
                                                                   -------------
ELECTRONICS - 5.7%
AMP Inc.                                         1,000,000         $  34,375,000
Arrow Electronics, Inc.                            400,000            22,550,000
Kemet Corporation*                               1,100,000            20,831,250
Motorola Inc.                                      400,000            24,150,000
Novellus Systems, Inc.*                            200,000            13,775,000
Philips Electronics N.V.                           175,000             7,787,500
Synopsys, Inc.*                                    250,000             6,265,625
Thomas & Betts Corporation                         300,000            12,825,000
Vishay Intertechnology, Inc.*                    1,000,000            22,125,000
                                                                   -------------
                                                                   $ 164,684,375
                                                                   -------------
ENERGY - 5.2%
Amoco Corporation                                  275,000         $  23,821,875
Atlantic Richfield Company                         125,000            16,875,000
Baker Hughes Incorporated                          300,000            11,512,500
Enron Corporation                                  600,000            22,800,000
Exxon Corporation                                  300,000            32,325,000
Schlumberger Ltd.                                  100,000            10,725,000
Texaco Inc.                                        250,000            27,375,000
Total S.A. Class "B"                                76,983             6,661,280
                                                                   -------------
                                                                   $ 152,095,655
                                                                   -------------
ENTERTAINMENT AND
   LEISURE - 1.1%
Disney (Walt) Company                              250,000         $  18,250,000
News Corp. Ltd. (ADRs)                             260,000             4,680,000
News Corp. Ltd. (ADRs-- Voting
    Preference Shares)                             130,000             1,933,750
Television Broadcast Ltd.                        1,900,000             7,723,876
                                                                   -------------
                                                                   $  32,587,626
                                                                   -------------
ENVIRONMENTAL
   MANAGEMENT - 0.6%
Browning-Ferris Industries, Inc.                   600,000          $ 17,325,000
                                                                   -------------
FINANCE AND INSURANCE - 14.2%
ABN-AMRO Holding N.V.                              127,717          $  8,768,691
ACE Limited                                        300,000            19,200,000
American International Group, Inc.                 300,000            35,212,500
AXA-UAP                                            166,509            11,016,759
BankAmerica Corporation                            250,000            25,187,500
Bank of New York Company, Inc.                   1,000,000            36,750,000
CIGNA Corporation                                  150,000            21,918,750
Citicorp                                           200,000            21,650,000
Federal National Mortgage Association              600,000            21,675,000
General Re Corporation                             200,000            31,600,000
Great Western Financial Corporation                400,000            16,150,000
Grupo Financiero Banamex Accival,
    S.A. Class "B"                               2,176,000             5,009,259
Household International, Inc.                      200,000            17,225,000
HSBC Holdings plc                                  350,000             8,130,396
ING Groep N.V.                                     431,093            16,955,545
Irish Life plc                                   1,200,000             6,234,417
ITT Hartford Group, Inc.                           300,000            21,637,500
Mellon Bank Corporation                            400,000            29,100,000
St. Paul Companies                                 400,000            25,950,000
Travelers Incorporated                             500,000            23,937,500
Zurich Versicherungsgesellschaft                    30,000             9,404,844
                                                                   -------------
                                                                   $ 412,713,661
                                                                   -------------
MANUFACTURING AND
   INDUSTRIAL EQUIPMENT - 6.5%
BTR plc                                          1,300,000         $   5,686,977
Emerson Electric Co.                               500,000            22,500,000
GATX Corporation                                   350,000            17,106,250
General Electric Company                           350,000            34,737,500
General Signal Corporation                         800,000            31,300,000
Illinois Tool Works, Inc.                          200,000            16,325,000
Ingersoll-Rand Company                             500,000            21,812,500
Mannesmann                                          22,500             8,572,389
Pacific Dunlop Ltd.                              1,500,000             4,027,306
Parker-Hannifin Corporation                        625,000            26,718,750
                                                                   -------------
                                                                   $ 188,786,672
                                                                   -------------
PAPER AND FOREST
   PRODUCTS - 4.5%
International Paper Company                        600,000         $  23,325,000
James River Corporation of Virginia                800,000            23,300,000
Kimberly-Clark Corporation                         200,000            19,875,000
The Mead Corporation                               600,000            31,800,000
Stora Kopparbergs Class "B"                        550,000             7,746,735
Union Camp Corporation                             500,000            23,562,500
                                                                   -------------
                                                                   $ 129,609,235
                                                                   -------------
PUBLISHING - 1.4%
Elsevier                                           650,000         $  10,551,386
Gannet Co., Inc.                                   200,000            17,175,000
Tribune Co.                                        300,000            12,150,000
                                                                   -------------
                                                                   $  39,876,386
                                                                   -------------
--------------------
See footnotes on page 8.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (unaudited)(continued)                   March 31, 1997

                                                 Shares or
                                                 Prin. Amt.             Value
                                                 ----------             -----
REAL ESTATE INVESTMENT
   TRUSTS - 1.1%
Security Capital Industrial Trust                  400,000shs.    $    8,350,000
Security Capital Pacific Trust                     400,000             9,750,000
Security Capital US Realty Trust                 1,000,000            14,000,000
                                                                  --------------
                                                                  $   32,100,000
                                                                  --------------
RETAIL TRADE - 3.4%
May Department Stores Company                      400,000        $   18,200,000
OfficeMax, Inc.                                    500,000             6,500,000
The Pep Boys-- Manny, Moe and Jack                 800,000            24,000,000
Tesco plc                                        1,478,000             8,479,349
Wal-Mart Stores, Inc.                              650,000            18,118,750
Woolworth Corporation*                           1,000,000            23,375,000
                                                                  --------------
                                                                  $   98,673,099
                                                                  --------------
STEEL - 0.8%
Allegheny Teledyne Inc.                            800,000        $   22,500,000
                                                                  --------------
TRANSPORTATION - 1.3%
Burlington Northern Santa Fe
    Corporation                                    250,000        $   18,500,000
Jurong Shipyard Ltd.                               425,000             1,927,137
Norfolk Southern Corporation                       200,000            17,050,000
                                                                  --------------
                                                                  $   37,477,137
                                                                  --------------
TOTAL COMMON STOCKS
  (Cost: $2,032,993,052)                                          $2,657,858,582
                                                                  --------------
CONVERTIBLE ISSUES - 2.7%
CONVERTIBLE DEBENTURES - 0.4%

FINANCE AND INSURANCE - 0.2%
LibLife International,
    6 1/2%, 9/30/2004                           $3,500,000        $    4,313,750
                                                                  --------------
MANUFACTURING AND
   INDUSTRIAL EQUIPMENT - 0.1%
Teco Electrical and Machinery,
   2 3/4%, 4/15/2004                             3,000,000        $    2,460,000
                                                                  --------------
TRANSPORTATION - 0.1%
Nippon Yusen, 2%, 9/29/2000                    505,000,000**      $    4,284,230
                                                                  --------------
Total Convertible Debentures
  (Cost: $12,340,296)                                             $   11,057,980
                                                                  --------------
CONVERTIBLE PREFERRED STOCKS - 2.3%
DIVERSIFIED - 0.6%
Corning Inc. (Delaware), 6%                        250,000shs.    $   17,718,750
                                                                  --------------
RETAIL TRADE - 0.9%
Kmart Financing, 7 3/4%                            500,000shs.    $   26,750,000
                                                                  --------------
STEEL - 0.8%
AK Steel Holdings Corporation, 7%                  700,000        $   22,662,500
                                                                  --------------
Total Convertible Preferred Stocks
  (Cost $61,165,397)                                              $   67,131,250
                                                                  --------------
TOTAL CONVERTIBLE ISSUES
  (Cost: $73,505,693)                                             $   78,189,230
                                                                  --------------
TRI-CONTINENTAL FINANCIAL
   DIVISION+ - 0.6%
  (Cost: $15,864,077)                                             $   17,022,545
                                                                  --------------
SHORT-TERM HOLDINGS - 5.1%
Canadian Imperial Bank of Commerce,
    Grand Cayman,
    Fixed Time Deposit,
    6 5/8%, 4/1/1997                           $74,000,000        $   74,000,000
First National Bank of Chicago,
    Grand Cayman,
    Fixed Time Deposit,
    6 5/8%, 4/1/1997                            73,000,000            73,000,000
                                                                  --------------
TOTAL SHORT-TERM HOLDINGS
  (Cost: $147,000,000)                                            $  147,000,000
                                                                  --------------
TOTAL INVESTMENTS - 99.9%
    (Cost: $2,269,362,822)                                        $2,900,070,357

OTHER ASSETS LESS
    LIABILITIES - 0.1%                                                 3,506,438
                                                                  --------------
NET INVESTMENT ASSETS - 100.0%                                    $2,903,576,795
                                                                  ==============
--------------------
 * Non-income producing security.
** Principal amount reported in Japanese Yen.
 + Restricted security.

Note: Investments in stocks, bonds, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

TRI-CONTINENTAL CORPORATION

For information about your Corporation, call or write Corporate Communications, J.&W. Seligman & Co. Incorporated, 100 ParkAvenue, New York, NY10017. If you want information about your investment account, call or write Stockholder Services,Seligman Data Corp., at the same address.

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IMPORTANT TELEPHONE NUMBERS


STOCKHOLDER                           RETIREMENT PLAN                      24-HOUR AUTOMATED
SERVICES                              SERVICES                             TELEPHONE ACCESS SERVICE
(800) TRI-1092                        (800) 445-1777                       (800) 622-4597
(8:30 a.m. to 6:00 p.m. EST)          (8:30 a.m. to 6:00 p.m. EST)

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

Tri-Continental Corporation invests primarily to produce long-term growth of both capital and income, while providing reasonable current income.

                           Tri-Continental Corporation
                                   Managed by

                                      SWS

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

CETRI3a 3/97

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                           First Quarter Report 1997

                                TRI-CONTINENTAL
                                  CORPORATION

                        an investment you can live with

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